UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(AMENDMENT NO. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 10, 2023

Movella Holdings Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40074	98-1575384
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Suite 110, 3535 Executive Terminal Drive Henderson, NV	89052
(Address of principal executive offices)	(Zip Code)

(310) 481-1800

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $.00001 par value per share	MVLA	The Nasdaq Stock Market LLC
Warrants, each warrant exercisable for one share of common stock at an exercise price of $11.50	MVLAW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

EXPLANATORY NOTE

This Amendment No. 1 on Form 8-K/A (“Amendment No. 1”) amends the Current Report on Form 8-K filed by Movella Holdings Inc. and its consolidated subsidiaries (the “Company”) on February 13, 2023 (the “Original Form 8-K”), in which the Company reported, among other events, the completion of the Business Combination.

This Amendment No. 1 (i) amends the financial statements provided under Item 9.01(a) in the Original Form 8-K to include the audited financial statements of Movella Inc., a Delaware corporation, and its consolidated subsidiaries (“Movella”) as of and for the years ended December 31, 2022 and 2021, (ii) includes the Management’s Discussion and Analysis of Financial Condition and Results of Operations of Movella for the years ended December 31, 2022 and 2021, (iii) amends the unaudited pro forma financial information provided under Item 9.01(b) in the Original Form 8-K to include the unaudited pro forma condensed combined financial information of the Company as of and for the year ended December 31, 2022, and (iv) provides updates to certain additional matters included in the Original Form 8-K.

This Amendment No. 1 does not amend any other item of the Original Form 8-K or purport to provide an update or a discussion of any developments at the Company or its subsidiaries subsequent to the filing date of the Original Form 8-K, except as indicated below. The information previously reported in or filed with the Original Form 8-K is hereby incorporated by reference to this Amendment No. 1.

Unless the context otherwise indicates or requires, references to the “Company”, “New Movella,” “we,” “us,” and “our” refer to Movella Holdings Inc., a Delaware corporation, and its consolidated subsidiaries, following the Business Combination, and “Movella” refers to Movella Inc., a Delaware corporation, and its consolidated subsidiaries, prior to the Business Combination. Certain terms used in this Amendment No. 1 not defined herein have the same meaning as set forth in the Original Form 8-K.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

FORM 10 INFORMATION

Risk Factors

There have been no material changes with respect to the risk factors disclosed by the Company as set forth in the Proxy Statement in the section titled “Risk Factors” beginning on page 59 of the Proxy Statement except as described below.

We identified a material weakness in our internal controls as of December 31, 2022. If we fail to address material weaknesses in our internal controls, our ability to accurately and timely report our financial results or prevent fraud may be adversely affected, and investor confidence and the market price of our securities may be adversely affected.

In connection with the audit of Movella’s consolidated financial statements, we and our independent registered public accounting firm identified a material weakness in Movella’s internal controls as of December 31, 2022. The material weakness identified related to lack of effective management review controls due to insufficient finance staff levels, which resulted in errors in financial reporting and disclosures not being timely identified.

We have begun, and will continue, to implement measures to remediate the material weakness. Remediation measures taken to address the material weakness have included the hiring of additional staff with requisite training and expertise and performing additional reviews, engaging third-party resources to supplement our internal staffing and expertise, and implementing additional control processes. However, the implementation of those measures may not fully remediate this material weakness in a timely manner. In the future, we may determine that we have additional deficiencies, or our independent registered public accounting firm may disagree with our management’s assessment of the effectiveness of our internal controls. In order to maintain and improve the effectiveness of our disclosure controls and procedures and internal control over financial reporting, we have expended and anticipate that we will continue to expend significant resources, including accounting-related costs, and provide significant management oversight. Any failure to maintain the adequacy of our internal controls, or consequent inability to produce accurate financial statements on a timely basis, could increase our operating costs and could materially and adversely affect our ability to operate our business. If our internal controls are perceived as inadequate or that we are unable to produce timely or accurate financial statements, investors may lose confidence in our operating results and New Movella’s stock price could decline.

Adverse developments affecting the financial services industry, including events or concerns involving liquidity, defaults or non-performance by financial institutions, could adversely affect our business, financial condition or results of operations.

Events involving limited liquidity, defaults, non-performance or other adverse developments that affect financial institutions or the financial services industry generally, or concerns or rumors about any events of these kinds or other similar risks, could adversely affect our liquidity. For example, on March 10, 2023, Silicon Valley Bank was closed by the California Department of Financial Protection and Innovation, which appointed the Federal Deposit Insurance Corporation (“FDIC”) as receiver, due to liquidity concerns, leading to large scale confusion and uncertainty around the ability to access funds and potential loss of deposits exceeding FDIC insured amounts. This was followed by the closure and appointment of the FDIC as receiver for Signature Bank, and broader uncertainties about the viability of certain banks. Factors contributing to the distress of these institutions included financial concerns as well as widespread negative reactions to news and social media coverage. The failure of other financial institutions may increase the possibility of a sustained deterioration of financial market liquidity, or illiquidity at clearing, cash management and/or custodial financial institutions. The distress or failure of one or more banks with which we have a commercial relationship could adversely affect, among other things, our ability to pursue key strategic initiatives, our ability to access funds, or our ability to borrow from financial institutions on favorable terms. In addition, our deposits will be at risk to the extent they exceed available FDIC insurance limits. If a bank with which we have a commercial relationship has failed or is otherwise distressed (including for example, as a result of large scale depositor withdrawals), or if market activity leads to threat of distress resulting in regulator control, the loss or restriction of access to our cash and liquidity resources could, among other things, adversely impact our ability to meet our operating expenses and financial obligations, or fulfill other obligations, and result in breaches of our contractual obligations or violations of federal or state wage and hour laws. Our ability to spread banking relationships among multiple institutions may be limited by practical considerations or our lender’s suitability requirements for deposit and custodial account institutions. Any of these effects could have a material adverse effect on our financial condition and results of operations.

In addition, investor concerns regarding the U.S. or international financial systems could result in less favorable commercial financing terms, including higher interest rates or costs and tighter financial and operating covenants, or systemic limitations on access to credit and liquidity sources, thereby making it more difficult for us to acquire financing on terms favorable to us, or at all. Any of these impacts, or any other impacts resulting from the factors described above or other related or similar factors not described above, could have material adverse impacts on our liquidity and our business, financial condition or results of operations.

Financial Information

Audited and Unaudited Financial Information

The disclosure set forth in Item 9.01 of this Amendment No. 1 is incorporated herein by reference.

Unaudited Pro Forma Condensed Consolidated Combined Financial Information

The disclosure set forth in Item 9.01 of this Amendment No. 1 is incorporated herein by reference.

Management’s Discussion and Analysis of Financial Condition and Results of Operations

The disclosure set forth in Item 9.01 of this Amendment No. 1 is incorporated herein by reference.

Certain Relationships and Related Transactions, and Director Independence

Director Independence

There have been no material changes with respect to information regarding director independence since the filing of the Original Form 8-K except as described below.

The information set forth in the section titled “Form 10 Information” under the caption “Director Independence and Board Committees” in the Original Form 8-K is incorporated herein by reference.

Legal Proceedings

There have been no material changes with respect to information regarding legal proceedings since the filing of the Original Form 8-K except as described below.

We are not currently subject to any material litigation and no material litigation is currently threatened against us which, in the opinion of our management, is likely to materially and adversely affect our business, financial condition, or results of operations. From time to time we may become involved in legal proceedings incident to our business or related to those of the businesses we acquire, including relating to intellectual property matters, product liability claims, employee claims, tort or contract claims, federal regulatory investigations, securities class action litigation, and other legal proceedings or investigations, which could have an adverse impact on our business, financial condition, and results of operations, and divert the attention of our management from the operation of our business. For example, in February 2020, Tactical Air Support (“TAS”) filed a lawsuit in the California State Court in Los Angeles against our wholly-owned subsidiary, Movella Technologies N.A. Inc. (formerly Xsens North America, Inc.), alleging tort and contract-based causes of action arising from TAS purchases of allegedly defective Xsens North America inertial measurement unit devices (“IMUs”). TAS never deployed IMUs in its military aircraft. In response, Xsens North America removed the case to the California Federal District Court in Los Angeles based upon the party’s diversity of citizenship. Xsens North America filed a motion to dismiss each of TAS’ alleged non-contract-based claims and its prayers for damages in excess of the approximately $40,000 TAS paid for the IMUs. The motion to dismiss alleged non-contract-based claims was granted on September 3, 2020. On December 22, 2022, the parties entered into a settlement agreement, including mutual releases, and the lawsuit was dismissed. We agreed to pay a settlement amount of $0.3 million, which was accrued on the December 31, 2022 consolidated balance sheet of Movella and was paid in full in the first quarter of 2023. Although New Movella does not believe that any currently known legal matters will have a material impact to its financial statements, there can be no assurance regarding the ultimate outcome of any litigation matter. See Note 17 to the Notes to Movella’s Consolidated Financial Statements as of and for the years ended December 31, 2022 and 2021 contained in Exhibit 99.1 to this Amendment No. 1. Legal or similar proceedings are subject to many uncertainties and outcomes and the outcome, costs, and other impacts and consequences of such matters are no predictable with assurance. Regardless of the outcome, the results of any current or future litigation can have an adverse impact on us because of defense and settlement costs, diversion of management resources, and other factors.

Market Price of and Dividends on the Registrant’s Common Equity and Related Stockholder Matters

Securities Authorized for Issuance Under Equity Compensation Plans

There have been no material changes with respect to Securities Authorized for Issuance Under Equity Compensation Plans of the Company since the filing of the Original Form 8-K except as described below.

The following table summarizes the equity compensation granted to our employees, consultants, and directors, as well as the common shares remaining available for future issuance under our existing equity compensation plans as of February 10, 2023, the date on which the Business Combination closed and our existing equity compensation plans, namely the 2022 Stock Incentive Plan (the “2022 Plan”) and the 2022 Employee Stock Purchase (“ESPP”), became effective.

	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a) (1)	Weighted average exercise price of outstanding options, warrants and rights (b) (2)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (3)
Equity compensation plan approved by security holders	5,687,380	$1.07	8,062,762
Equity compensation plans not approved by security holders	—	—	—

Total	5,687,380	$1.07	8,062,762

(1)

Amount represents stock options originally granted under Movella’s 2009 Equity Incentive Plan (the “2009 Plan”) and its 2019 Equity Incentive Plan (the “2019 Plan”), which rolled over into awards under the 2022 Plan on the closing of the Business Combination. No additional awards may be granted under the 2009 and 2019 Plans.

(2)	As of February 10, 2023, the weighted-average exercise price of outstanding options under the 2022 Plan was $1.07.

(3)

Consists of 7,045,212 shares available for issuance under the 2022 Plan and 1,017,550 shares available for future issuance under our ESPP as of February 10, 2023. The 2022 Plan also contains an “evergreen” provision, pursuant to which the number of shares reserved for issuance pursuant to awards under such plan shall be increased on the first day of each year beginning on January 1, 2023 and ending on (and including) January 1, 2032 equal to the lesser of (x) 5% of the number of shares of common stock outstanding on the last day of the immediately preceding fiscal year or (y) such lesser amount that our Board determines for purposes of the annual increase for that fiscal year. In addition, the ESPP contains an “evergreen” provision, pursuant to which the number of shares available for purchase under such plan shall be increased on the first day of each year beginning on January 1, 2023 and ending on (and including) January 1, 2033, equal to the lesser of (x) 1% of the number of shares of common stock outstanding on such date, (y) 508,775 shares, or (z) a lesser amount determined by our Board.

Description of Registrant’s Securities to be Registered

There have been no material changes with respect to information regarding the Company’s securities since the filing of the Original Form 8-K except as described below.

On February 13, 2023, the Company’s warrants began trading on Nasdaq under the symbol “MVLAW”.

Financial Statements and Supplementary Data

The disclosure set forth in Item 9.01 of this Amendment No. 1 is incorporated herein by reference.

Financial Statements and Exhibits

The disclosure set forth in Item 9.01 of this Amendment No. 1 is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(a) Financial statements of businesses acquired

The audited consolidated financial statements of Movella as of and for the years ended December 31, 2022 and 2021 and the related notes thereto are filed herewith as Exhibit 99.1 and incorporated herein by reference.

Also included herewith as Exhibit 99.2 and incorporated herein by reference is the Management’s Discussion and Analysis of Financial Condition and Results of Operations of Movella for the years ended December 31, 2022 and 2021.

(b) Pro forma financial information

The unaudited pro forma condensed combined financial information of the Company as of and for the year ended December 31, 2022 is set forth in Exhibit 99.3 hereto and is incorporated herein by reference.

(c) Exhibits

EXHIBIT INDEX

Exhibit Number	Description

99.1	Audited consolidated financial statements of Movella Inc. as of and for the years ended December 31, 2022 and 2021.

99.2	Management’s Discussion and Analysis of Financial Condition and Results of Operations of Movella Inc. for the years ended December 31, 2022 and 2021.

99.3	Unaudited pro forma condensed combined financial information of the Company as of and for the year ended December 31, 2022.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 31, 2023

Movella Holdings Inc.

By:	/s/ Stephen Smith
Name:	Stephen Smith
Title:	Chief Financial Officer